UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: February 22, 2005 (Date of earliest event reported)
Maine & Maritimes Corporation (Exact name of registrant as specified in its charter)
ME (State or other jurisdiction of incorporation)	333-103749 (Commission File Number)	30-0155348 (IRS Employer Indentification Number)
	PO Box 789 (Address of principal executive offices)	04769 (Zip Code)
Registrant's telephone number, including area code: 207-760-2499

Item 8.01. Other Events

Maine & Maritimes Corporation (AMEX:MAM) announced today the creation of a new technology-based subsidiary, Maricor Technologies, Inc., as well as the acquisition of leading lifecycle asset management and capital budget planning software assets.

Item 9.01. Financial Statements and Exhibits
(c) Exhibits
99.1       Press Release of Maine & Maritimes Corporation dated February 22, 2005

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 22, 2005	MAINE & MARITIMES CORPORATION By: /s/ J. Nicholas Bayne J. Nicholas Bayne President & CEO